UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2013 (December 17, 2013)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16075	86-0449546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of Americas, 30th Floor, New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm

On December 17, 2013, Grant Thornton LLP (“Grant Thornton”) was dismissed as the independent registered public accounting firm of Sequential Brands Group, Inc. (the “Company”). The decision to dismiss Grant Thornton was approved by the audit committee of the Company’s board of directors (the “Audit Committee”).

The audit report of Grant Thornton on the financial statements of the Company as of and for the fiscal year ended December 31, 2012 (the only year during the last two fiscal years in which Grant Thornton performed an audit on the financial statements of the Company) did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2012 and through the date of this Current Report on Form 8-K, there were: (i) no disagreements between the Company and Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreements in its report on the Company’s financial statements for such fiscal year; and (ii) no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K, with the exception of a “reportable event” related to internal controls over financial reporting for the Company's accounting for non-routine and highly complex transactions as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

The Company has provided Grant Thornton a copy of the disclosures in this Current Report on Form 8-K and has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the Company’s statements in this Item 4.01. A copy of the letter dated December 23, 2013, furnished by Grant Thornton in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

The Audit Committee approved the appointment of CohnReznick LLP (“CohnReznick”) as the Company’s new independent registered public accounting firm, and the Company formally engaged CohnReznick as the Company’s independent registered public accounting firm on December 22, 2013.

During the Company’s two most recent fiscal years ended December 31, 2011 and 2012 and through December 23, 2013, neither the Company nor anyone on its behalf consulted with CohnReznick with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and CohnReznick did not provide either a written report or oral advice to the Company that CohnReznick concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

The following exhibit is filed herewith:

Exhibit
Number	Description

16.1	Letter to the Securities and Exchange Commission from Grant Thornton LLP dated December 23, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: December 23, 2013	By:	/s/ Yehuda Shmidman
Yehuda Shmidman
Chief Executive Officer

EXHIBIT INDEX

16.1	Letter to the Securities and Exchange Commission from Grant Thornton LLP dated December 23, 2013.